Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Endeavour Operating Corporation, et al.[1]	Case No. 14-12308
Reporting Period: 1/1/15 – 1/31/15

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES	NO	NO
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	NO	YES	YES
Schedule of Professional Fees Paid	MOR-1b	YES	NO	NO
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	YES	NO	NO
Balance Sheet	MOR-3	YES	NO	NO
Status of Post-petition Taxes	MOR-4	YES	NO	NO
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4	YES	NO	NO
Listing of aged accounts payable	MOR-4	YES	NO	NO
Accounts Receivable Reconciliation and Aging	MOR-5	YES	NO	NO
Debtor Questionnaire	MOR-5	YES	NO	NO

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Catherine L. Stubbs	2/26/15
Signature of Authorized Individual*	Date

Catherine L. Stubbs	Senior Vice President and CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 1/1/15 – 1/31/15

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH							SEE EXHIBIT A
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)
CASH - END OF MONTH

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

EXHIBIT A

Schedule of Cash Receipts and Disbursements

(In Millions)	October 10, 2014 - October 31, 2014	November 1, 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	Cumulative
Cash, Beginning of Period	$37.0	$37.3	$35.1	$32.0	$37.0
Inflows:
US Revenue	$0.3	$0.5	$1.0	$0.7	$2.5
Misc Revenue	—	0.6	—	—	0.6
JIB Receipts	0.6	—	—	—	0.6

Total Inflows	$0.9	$1.1	$1.0	$0.7	$3.7
Outflows:
Capital Projects	$(0.1)	$(0.7)	$(1.9)	$(1.4)	$(4.1)
Operating Costs	—	(0.1)	—	(0.2)	(0.3)
G&A/Other	(0.4)	(2.5)	(1.5)	(1.0)	(5.4)
Professionals	(0.1)	—	(4.1)	(0.9)	(5.1)

Total Outflows	$(0.6)	$(3.3)	$(7.5)	$(3.5)	$(14.9)
IC Transfers:
Restructuring Costs	$—	$—	$—	$—	$—
US G&A	—	—	3.3	—	3.3
US Capex	—	—	—	—	—

Net Cash Flow	$0.3	$(2.2)	$(3.1)	$(2.8)	$(7.8)

Cash, End of Period	$37.3	$35.1	$32.0	$29.2	$29.2

Note: All Cash Receipts and Disbursements are through Endeavour Operating Corp.

In re Endeavour International Corporation, et al.,

Debtor[1]	Case No.:	14-12308

MOR-1a	Reporting Period:	1/1/2015 – 1/31/2015

For the Period January 1, 2015 to January 31, 2015

Declaration Regarding the Reconciliation of the Debtor’s Bank Accounts as of January 31, 2015.

Catherine L. Stubbs hereby declares under penalty of perjury:

1.	I am the Chief Financial Officer for Endeavour International Corporation, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.	To the best of my knowledge, the Debtors’ bank balances as of January 31, 2015 have been reconciled in an accurate and timely manner. Copies of the bank reconciliations are available for inspection upon request by the Office of the United States Trustee.

Dated: February 26, 2015	Respectfully submitted,

/s/ Catherine L. Stubbs
By: Catherine L. Stubbs
Senior Vice President & CFO

[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

Bank Account Summary
Bank	Account # Last 4	Holder	Book balance at October 31, 2014	Book balance at November 30, 2014	Book balance at December 31, 2014	Book balance at January 31, 2015
JP Morgan Chase	1267	Endeavour Energy Luxembourg	$10,000.00	$10,000.00	$10,000.00	$10,000.00
BGL BNP Paribas	0713	Endeavour Energy Luxembourg	€16,280.66	€20,272.68	€1,077.18	€1,075.98
JP Morgan Chase	5082	Endeavour Operating Corporation	$959,503.06	$968,088.38	$273,820.04	$73,818.69
JP Morgan Chase	6265	Endeavour Operating Corporation	$36,340,127.43	$34,253,943.49	$31,764,424.96	$28,911,743.14
JP Morgan Chase	0539	Endeavour Operating Corporation	$17,000.00	$17,000.00	$17,000.00	$17,000.00

In re Endeavour International Corporation, et al.,	Case No. 14-12308
Debtor	Reporting Period: 10/10/2014 – 1/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period Covered	Amount Covered		Check		Amount Paid		Period-To-Date
Payee			Payor	Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultants	11/1/2014 - 11/30/2014	$13,968.00	Endeavour Operating Corporation	CHIP REF 484138**4	11/10//2014	NONE	$13,968.00	NONE	$13,968.00
Weil, Gotshal & Manges LLP	10/10/2014 - 10/31/2014	$659,215.10	Endeavour Operating Corporation	JPM REF: 13957**5JO	12/31/2014	$646,025.40	$13,189.76	$646,025.40	$13,189.76
Blackstone Advisory Partners LP	10/10/2014 - 10/31/2014	$95,414.73	Endeavour Operating Corporation	JPM REF: 13958**5JO	12/31/2014	$94,838.71	$576.02	$94,838.71	$576.02
Opportune LLP	10/10/2014 - 10/31/2014	$287,770.31	Endeavour Operating Corporation	FED WIRE: 0109***833	1/9/2015	$271,729.50	$16,040.81	$271,729.50	$16,040.81

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 1/1/2015 – 1/31/2015

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	SEE ATTACHED EXHIBIT B
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

EXHIBIT B

Endeavour International Corporation Statement of Operations

	October 11, 2014 -	November 1 2014 -	December 1, 2014 -	January 1, 2015 -
	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—
Liquids Revenues	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—
General & Administrative Expense	1,430	87,282	7,564	(2,013)	94,264

Total Expenses	$1,430	$87,282	$7,564	$(2,013)	$94,264

Operating Profit (Loss)	$(1,430)	$(87,282)	$(7,564)	$2,013	$(94,264)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—
Total Interest Expense	—	—	—	—	—
Interest Income	(3,752,903)	(5,540,000)	(5,540,000)	(5,540,000)	(20,372,903)
Transaction Costs	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—
Litigation Settlements	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—

Other Income (Expense)	$(3,752,903)	$(5,540,000)	$(5,540,000)	$(5,540,000)	$(20,372,903)

Income (Loss) Before Tax & Preferred Dividends	$3,751,473	$5,452,718	$5,532,436	$5,542,013	$20,278,640
Income Tax Expense	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$3,751,473	$5,452,718	$5,532,436	$5,542,013	$20,278,640
Preferred Stock Dividends	$—	$—	$—	$—	$—
Net Income (Loss)	$3,751,473	$5,452,718	$5,532,436	$5,542,013	$20,278,640

Endeavour Energy Luxembourg Sarl Statement of Operations

	October 11, 2014 -	November 1 2014 -	December 1, 2014 -	January 1, 2015 -
	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—
Liquids Revenues	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	—	—
Total DD&A Expense	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—
General & Administrative Expense	50,924	—	491	1	51,416

Total Expenses	$50,924	$—	$491	$1	$51,416

Operating Profit (Loss)	$(50,924)	$—	$(491)	$(1)	$(51,416)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—
Total Interest Expense	—	—	—	—	—
Interest Income	—	—	—	—	—
Transaction Costs	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	(110)	(202)	(1,544)	—	(1,855)
Litigation Settlements	—	—	—	—	—
Net Other (Income) Expense	—	—	102,648	—	102,648

Other Income (Expense)	$(110)	$(202)	$101,104	$—	$100,793

Income (Loss) Before Tax & Preferred Dividends	$(50,814)	$202	$(101,595)	$(1)	$(152,209)
Income Tax Expense	$—	$—	$—	—	—

Income (Loss) Before Preferred Dividends	$(50,814)	$202	$(101,595)	$(1)	$(152,209)
Preferred Stock Dividends	$—	$—	$—	$—	$—
Net Income (Loss)	$(50,814)	$202	$(101,595)	$(1)	$(152,209)

Endeavour New Ventures, Inc. Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—
Liquids Revenues	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—
General & Administrative Expense	—	—	—	—	—

Total Expenses	$—	$—	$—	$—	$—

Operating Profit (Loss)	$—	$—	$—	$—	$—
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—
Total Interest Expense	—	—	—	—	—
Interest Income	—	—	—	—	—
Transaction Costs	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—
Litigation Settlements	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—	$—
Preferred Stock Dividends	$—	$—	$—	$—	$—
Net Income (Loss)	$—	$—	$—	$—	$—

Endeavour Management Company Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	Cumulative

Oil Revenue	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—
Liquids Revenues	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—
General & Administrative Expense	—	—	—	—	—

Total Expenses	$—	$—	$—	$—	$—

Operating Profit (Loss)	$—	$—	$—	$—	$—
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—
Total Interest Expense	—	—	—	—	—
Interest Income	—	—	—	—	—
Transaction Costs	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—
Litigation Settlements	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—	$—
Preferred Stock Dividends	$—	$—	$—	$—	$—
Net Income (Loss)	$—	$—	$—	$—	$—

Endeavour Colorado Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	Cumulative

Oil Revenue	$—	$—	$496,214	$919	$497,133
Gas Revenues	—	—	—	—	—
Liquids Revenues	—	—	—	—	—

Revenue	$—	$—	$496,214	$919	$497,133
Operating Expenses	$17	$—	$21,189	$5,741	$26,946
Total DD&A Expense	232	345	42,492	2,528	45,597
Goodwill Impairment Loss	—	—	—	—	—
General & Administrative Expense	—	—	—	29,325	29,325

Total Expenses	$249	$345	$63,680	$37,594	$101,868

Operating Profit (Loss)	$(249)	$(345)	$432,534	$(36,675)	$395,265
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—
Total Interest Expense	—	(20,906)	(10,453)	(11,048)	(42,407)
Interest Income	—	—	—	—	—
Transaction Costs	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—
Litigation Settlements	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—

Other Income (Expense)	$—	$(20,906)	$(10,453)	$(11,048)	$(42,407)

Income (Loss) Before Tax & Preferred Dividends	$(249)	$20,561	$442,987	$(25,627)	$437,672
Income Tax Expense	$—	$—	$—		$—

Income (Loss) Before Preferred Dividends	$(249)	$20,561	$442,987	$(25,627)	$437,672
Preferred Stock Dividends	$—	$—	$—	$—	$—
Net Income (Loss)	$(249)	$20,561	$442,987	$(25,627)	$437,672

Endeavour Operating Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	Cumulative
Oil Revenue	$(308)	$481,252	$(489,963)	$(216)	$(9,235)
Gas Revenues	267,948	438,012	354,851	256,188	1,316,998
Liquids Revenues	—	—	—	802	802

Revenue	$267,640	$919,264	$(135,113)	$256,774	$1,308,565
Operating Expenses	$281,826	$471,302	$(59,008)	$623,127	$1,317,246
Total DD&A Expense	76,954	148,293	63,284	97,125	385,656
Goodwill Impairment Loss	—	—	—	—	—
General & Administrative Expense	12,943	45,837	(139,734)	(8,390)	(89,343)

Total Expenses	$371,723	$665,433	$(135,458)	$711,862	$1,613,560

Operating Profit (Loss)	$(104,083)	$253,831	$345	$(455,088)	$(304,994)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—
Total Interest Expense	3,753,039	5,182,950	5,361,592	5,354,472	19,652,052
Interest Income	(3,387,097)	(5,000,000)	(5,000,000)	(5,000,000)	(18,387,097)
Transaction Costs	2,326,801	13,968	—	37,676	2,378,445
Total Letter of Credit Fees	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	152	360	70	(0)	582
Litigation Settlements	—	—	—	—	—
Net Other (Income) Expense	(127,363)	—	4,108,574	1,209,685	5,190,896

Other Income (Expense)	$2,565,532	$197,278	$4,470,236	$1,601,833	$8,834,879

Income (Loss) Before Tax & Preferred Dividends	$(2,669,615)	$56,553	$(4,469,890)	$(2,056,920)	$(9,139,873)
Income Tax Expense	$—	$50	$—	$—	$50

Income (Loss) Before Preferred Dividends	$(2,669,615)	$56,503	$(4,469,890)	$(2,056,920)	$(9,139,923)
Preferred Stock Dividends	$—	$—	$—	$—	$—
Net Income (Loss)	$(2,669,615)	$56,503	$(4,469,890)	$(2,056,920)	$(9,139,923)

In re: Endeavour Operating Corporation, et. al	Case No. 14-12308
Debtor	Reporting Period: 1/1/2015 – 1/31/2015

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Unrestricted Cash and Equivalents	SEE ATTACHED EXHIBIT C
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions)(Draws)(attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS’ EQUITY	$	$

EXHIBIT C

Endeavour International Corporation Balance Sheet

	Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—
Accounts Receivables	—	—	—	—	—
Intercompany Receivables	463,221,370	469,404,392	475,419,391	474,949,469	483,038,721
Total Other Current Assets	16,871,752	16,719,198	16,717,707	16,717,707	—

Current Assets	$480,093,122	$486,123,590	$492,137,098	$491,667,176	$483,038,721
Property, Plant & Equipment	$—	$—	$—	$—	$—
Investments	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973
Goodwill	—	—	—	—	—
Restricted Cash	—	—	—	—	—
Other Assets	—	—	—	—	—
Long-Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000

Long Term Assets	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973
Total Assets	$1,091,755,095	$1,097,785,563	$1,103,799,071	$1,103,329,149	$1,094,700,694

Total Accounts Payable	$—	$—	$—	$—	$—
Total Accrued Expenses	42,710,167	44,782,107	44,950,450	45,141,115	43,176,804
Current Maturities Of Debt	693,488,257	693,598,349	693,598,349	693,598,349	—
Current Portion - Production Payment	—	—	—	—	—
Debtor in Possession	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	678,796,102
Taxes Payable	—	—	—	—	—
Intercompany Payable	709,209	669,430	648,349	1,251,106	648,349
Total Other Current Liabilities	—	—	—	—	—

Current Liabilities	$736,907,633	$739,049,885	$739,197,148	$739,990,570	$722,621,256
Long-Term Debt	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—
ARO Liability	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—

Total Liabilities	$736,907,633	$739,049,885	$739,197,148	$739,990,570	$722,621,256
Redeemable Preferred Stock	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175
Preferred Stock	$20	$20	$20	$20	$20
Common Stock	53,016	53,013	53,013	52,895	52,895
APIC	560,004,803	560,004,806	560,883,928	554,106,767	557,268,612
Treasury Stock	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)
Accumulated Earnings (Deficit)	(222,104,712)	(218,216,496)	(213,229,373)	(207,715,437)	(202,136,424)

Stockholders’ Equity	$337,366,286	$341,254,503	$347,120,748	$345,857,404	$354,598,263
Total Liabilities & Stockholders’ Equity	$1,091,755,093	$1,097,785,563	$1,103,799,071	$1,103,329,149	$1,094,700,694

Note:	The balance found in the account titled “Current Maturities of Debt” was moved to a the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes.

Endeavour Energy Luxembourg Sarl Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015
Cash & Cash Equivalents	$46,203	$45,899	$30,273	$11,303	$11,302
Restricted Cash - Current	—	—	—	—	—
Accounts Receivables	—	—	—	—	—
Intercompany Receivables	—	—	—	—	—
Total Other Current Assets	233,073	228,730	228,730	228,730	—

Current Assets	$279,276	$274,629	$259,003	$240,034	$11,302
Property, Plant & Equipment	$—	$—	$—	$—	$—
Investments	—	—	—	—	—
Goodwill	—	—	—	—	—
Restricted Cash	—	—	—	—	—
Other Assets	2,657,667	2,708,461	2,708,461	—	—
Long-Term Intercompany	78,245,339	78,245,339	78,245,339	78,245,339	83,801,266

Long Term Assets	$80,903,006	$80,953,800	$80,953,800	$78,245,339	$83,801,266
Total Assets	$81,182,282	$81,228,430	$81,212,803	$78,485,373	$83,812,568

Total Accounts Payable	$—	$—	$—	$—	$—
Total Accrued Expenses	—	174,471	174,471	174,471	174,471
Current Maturities Of Debt	82,662,396	82,682,642	82,682,642	79,974,180	—
Current Portion - Production Payment	—	—	—	—	—
Debtor in Possession	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	79,847,038
Taxes Payable	55,473	55,007	54,687	53,132	53,132
Intercompany Payable	3,094,582	3,169,755	3,169,755	3,253,935	3,253,935
Total Other Current Liabilities	—	—	—	—	—

Current Liabilities	$85,812,451	$86,081,875	$86,081,554	$83,455,718	$83,328,576
Long-Term Debt	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—
ARO Liability	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—

Total Liabilities	$85,812,451	$86,081,875	$86,081,554	$83,455,718	$83,328,576
Redeemable Preferred Stock	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—
Common Stock	—	—	—	—	—
APIC	37,485	37,485	37,485	37,485	37,485
Treasury Stock	—	—	—	—	—
Accumulated Earnings (Deficit)	(4,667,654)	(4,890,930)	(4,906,236)	(5,007,831)	446,507

Stockholders’ Equity	$(4,630,169)	$(4,853,445)	$(4,868,751)	$(4,970,346)	$483,992
Total Liabilities & Stockholders’ Equity	$81,182,282	$81,228,430	$81,212,803	$78,485,373	$83,812,568

Endeavour New Ventures, Inc. Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—
Accounts Receivables	—	—	—	—	—
Intercompany Receivables	280,153	280,153	280,153	280,153	280,153
Total Other Current Assets	—	—	—	—	—

Current Assets	$280,153	$280,153	$280,153	$280,153	$280,153
Property, Plant & Equipment	$—	$—	$—	$—	$—
Investments	—	—	—	—	—
Goodwill	—	—	—	—	—
Restricted Cash	—	—	—	—	—
Other Assets	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—

Long Term Assets	$—	$—	$—	$—	$—
Total Assets	$280,153	$280,153	$280,153	$280,153	$280,153

Total Accounts Payable	$—	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—
Debtor in Possession	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—
Taxes Payable	—	—	—	—	—
Intercompany Payable	—	—	—	—	—
Total Other Current Liabilities	—	—	—	—	—

Current Liabilities	$—	$—	$—	$—	$—
Long-Term Debt	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—
ARO Liability	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—

Total Liabilities	$—	$—	$—	$—	$—
Redeemable Preferred Stock	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—
Common Stock	1	1	1	1	1
APIC	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898
Treasury Stock	—	—	—	—	—
Accumulated Earnings (Deficit)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,746)

Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153	$280,153
Total Liabilities & Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153	$280,153

Endeavour Management Company Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—
Accounts Receivables	—	—	—	—	(0)
Intercompany Receivables	648,349	648,349	648,349	648,349	648,349
Total Other Current Assets	—	—	—	—	—

Current Assets	$648,349	$648,349	$648,349	$648,349	$648,349
Property, Plant & Equipment	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882
Investments	—	—	—	—	—
Goodwill	—	—	—	—	—
Restricted Cash	—	—	—	—	—
Other Assets	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—

Long Term Assets	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882
Total Assets	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231

Total Accounts Payable	$—	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—
Debtor in Possession	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—
Taxes Payable	—	—	—	—	—
Intercompany Payable	14,354,530	14,354,530	14,354,530	14,354,530	14,354,530
Total Other Current Liabilities	—	—	—	—	—

Current Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,530
Long-Term Debt	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—
ARO Liability	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—

Total Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,530
Redeemable Preferred Stock	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—
Common Stock	10	10	10	10	10
APIC	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652
Treasury Stock	—	—	—	—	—
Accumulated Earnings (Deficit)	(26,440,961)	(26,440,961)	(26,440,961)	(26,440,961)	(26,440,961)

Stockholders’ Equity	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,299)
Total Liabilities & Stockholders’ Equity	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231

Endeavour Colorado Company Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—
Accounts Receivables	860,242	982,702	815,021	—	—
Intercompany Receivables	—	—	—	—	—
Total Other Current Assets	—	—	—	564,805	564,805

Current Assets	$860,242	$982,702	$815,021	$564,805	$564,805
Property, Plant & Equipment	$10,523,683	$11,307,054	$11,447,515	$12,361,204	$16,299,990
Investments	—	—	—	—	—
Goodwill	—	—	—	—	—
Restricted Cash	—	—	—	—	—
Other Assets	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—

Long Term Assets	$10,523,683	$11,307,054	$11,447,515	$12,361,204	$16,299,990
Total Assets	$11,383,925	$12,289,756	$12,262,535	$12,926,009	$16,864,795

Total Accounts Payable	$1,011,349	$1,011,349	$934,482	$853,362	$929,261
Total Accrued Expenses	—	839,206	—	—	—
Current Maturities Of Debt	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—
Debtor in Possession	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—
Taxes Payable	—	—	—	—	—
Intercompany Payable	10,281,092	10,347,742	11,215,688	11,516,945	15,405,109
Total Other Current Liabilities	—	—	—	—	—

Current Liabilities	$11,292,441	$12,198,298	$12,150,170	$12,370,307	$16,334,371
Long-Term Debt	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—
ARO Liability	34,898.21	35,240.79	35,586.74	35,936.08	36,285.42
Long Term - Production Payment	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—

Total Liabilities	$11,327,340	$12,233,538	$12,185,757	$12,406,243	$16,370,656
Redeemable Preferred Stock	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—
Common Stock	—	—	—	—	—
APIC	—	—	—	—	—
Treasury Stock	—	—	—	—	—
Accumulated Earnings (Deficit)	56,585	56,218	76,779	519,766	494,139

Stockholders’ Equity	$56,585	$56,218	$76,779	$519,766	$494,139
Total Liabilities & Stockholders’ Equity	$11,383,925	$12,289,756	$12,262,535	$12,926,009	$16,864,795

Endeavour Operating Corporation Balance Sheet

	Petition Date October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015
Cash & Cash Equivalents	$41,410,539	$37,316,408	$35,239,032	$32,055,245	$29,002,562
Restricted Cash - Current	50,176	50,176	50,176	50,176	50,176
Accounts Receivables	2,126,960	2,101,571	2,611,990	1,906,440	2,337,829
Intercompany Receivables	61,615,971	66,690,504	72,558,450	78,629,584	(489,503,232)
Total Other Current Assets	10,369,454	13,345,465	13,448,658	13,273,931	6,726,111

Current Assets	$115,573,099	$119,504,123	$123,908,305	$125,915,375	$(451,386,555)
Property, Plant & Equipment	$84,304,737	$84,751,882	$85,492,092	$87,579,025	$90,335,836
Investments	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544
Goodwill	—	—	—	—	—
Restricted Cash	—	—	—	—	—
Other Assets	12,350	10,050	10,050	10,050	10,050
Long-Term Intercompany	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000

Long Term Assets	$822,470,631	$822,915,476	$823,655,686	$825,742,619	$828,499,429
Total Assets	$938,043,730	$942,419,599	$947,563,991	$951,657,994	$377,112,874

Total Accounts Payable	$575,367	$1,346,554	$1,520,837	$2,956,529	$5,286,734
Total Accrued Expenses	1,504,800	1,633,618	1,762,435	1,598,322	2,103,729
Current Maturities Of Debt	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—
Debtor in Possession	—	—	194,814	4,651,289	—
Liabilities Subject to Compromise	—	—	—	—	4,681,981
Taxes Payable	8,824	9,053	16,651	(18,501)	8,401
Intercompany Payable	561,781,032	568,388,412	572,929,474	580,258,274	7,219,519
Total Other Current Liabilities	1,100,256	1,100,256	1,100,256	100,256	41,415

Current Liabilities	$564,970,279	$572,477,892	$577,524,467	$589,546,170	$19,341,779
Long-Term Debt	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—
ARO Liability	426,278	428,707	434,060	440,290	505,362
Long Term - Production Payment	—	—	—	—	—
Long Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000
Other Long Term Liabilities	3,866,507	3,902,468	3,938,429	474,390	136,901

Total Liabilities	$1,123,263,064	$1,130,809,067	$1,135,896,956	$1,144,460,850	$573,984,042
Redeemable Preferred Stock	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—
Common Stock	1,000	1,000	1,000	1,000	1,000
APIC	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973
Treasury Stock	—	—	—	—	—
Accumulated Earnings (Deficit)	(242,881,307)	(246,051,441)	(245,994,938)	(250,464,828)	(254,533,141)

Stockholders’ Equity	$(185,219,334)	$(188,389,468)	$(188,332,965)	$(192,802,856)	$(196,871,168)
Total Liabilities & Stockholders’ Equity	$938,043,730	$942,419,599	$947,563,991	$951,657,994	$377,112,874

Note:	The balance found in the account titled “Debtor in Possession” was moved to a the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes.

In re: Endeavour Operating Corporation, et al. Debtor	Case No. 14-12308 Reporting Period: 1/1/15 – 1/31/15

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$0	$0	$0			$0
FICA-Employee	$0	$0	$0			$0
FICA-Employer	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Income	$0	$0	$0			$0
Other:	$0	$0	$0			$0
Total Federal Taxes	$0	$0	$0			$0
State and Local
Withholding	$0	$0	$0			$0
Sales	$0	$0	$0			$0
Excise	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Real Property	$0	$0	$0			$0
Personal Property	$0	$0	$0			$0
Other: Severance Tax	($637.85)	$6,410.11	$6,590.28	1/22/2015	0210***300	($818.02)
Total State and Local

Total Taxes	($637.85)	$6,410.11	$6,590.28			($818.02)

NOTE: The Company accrues for severance taxes on a quarterly basis. The average severance taxes incurred based on production is $7,000/month.

Endeavour Operating Corp

Payables Aging Report

	Days Past Due
Accounts Payable: Vendor	Balance at January 31, 2015	Current	0-30	31-60	61-90
Catherine Stubbs	$3,354.62	$3,354.62	$—	$—	$—
Tejas Office Products Inc[1]	235.84	—	235.84	—	—
Time Warner Telecom	12,786.32	12,786.32	—	—	—
Platts[1]	10,836.01	—	10,836.01	—	—
Broadridge ICS, Inc	12,578.23	12,578.23	—	—	—
Shred-it	73.44	73.44	—	—	—
Pitney Bowes Inc.	112.75	112.75	—	—	—
Alonti[1]	1,960.63	804.48	—	668.96	487.19
Red Dog Systems Inc	44.00	44.00	—	—	—
ProStar Services	272.34	272.34	—	—	—
Staples	385.75	385.75	—	—	—
eFax Corporate c/o j2 Global Inc.	149.90	149.90	—	—	—
The NASDAQ OMX Group, Inc.	75.59	75.59	—	—	—
McGriff, Seibels & Williams of Texas, Inc.	856,476.49	856,476.49	—	—	—
Thomson Reuters (GRC) Inc.	528.70	528.70	—	—	—
Thomson Tax & Accounting Inc.	15,035.88	15,035.88	—	—	—
J-W Operating Company	42,158.14	42,158.14	0.00	0.00	0.00
QEP ENERGY COMPANY	1,641.66	1,641.66	0.00	0.00	0.00
FOSSIL OPERATING INC	6.38	0.00	2.15	10.04	(5.81)
WILL-DRILL OPERATING LLC	580.10	580.10	0.00	0.00	0.00
SWEPI, LP	9,268.53	0.00	3,411.02	2,470.20	3,387.31
COMSTOCK OIL & GAS, LP	770.76	770.76	0.00	0.00	0.00
CAZA OPERATING, LLC[1]	1,739.75	0.00	0.00	1,739.75	0.00
WEATHERFORD US, LP	3,095.00	3,095.00	0.00	0.00	0.00
B&A PROPERTIES, LLC	6,350.00	6,350.00	0.00	0.00	0.00
UNITSOURCE INCORPORATED	71.25	71.25	0.00	0.00	0.00
MOODY CONSTRUCTION & SONS, INC.	8,077.50	8,077.50	0.00	0.00	0.00
SEABOARD	6,215.11	6,215.11	0.00	0.00	0.00
HB RENTALS, LC1	62,602.90	23,569.00	39,033.90	0.00	0.00
GPI WESTERN DIVERTER CO., INC	0.00	0.00	0.00	0.00	0.00
MASTER PETROLEUM	647.64	647.64	0.00	0.00	0.00
NEW TECH GLOBAL VENTURES, LLC	0.00	0.00	0.00	0.00	0.00
DSCHAAKS CONSULTING & TRUCKING, LLC[2]	62,000.75	4,680.00	0.00	57,320.75	0.00
SOUND & CELLULAR, INC.	435.00	435.00	0.00	0.00	0.00
PREHEAT INC	(345.60)	(345.60)	0.00	0.00	0.00
DALBO, INC	4,740.00	4,740.00	0.00	0.00	0.00
R & T Oilfield Services, Inc.[1]	18,145.00	8,345.00	9,800.00	0.00	0.00
BOLTON CONSTRUCTION, LLC	115,235.32	115,235.32	0.00	0.00	0.00
United Supply of The Rockies Inc	72,327.51	72,327.51	0.00	0.00	0.00
Connell Resources, Inc	831.94	831.94	0.00	0.00	0.00
LDNK LLC HCP	835.00	835.00	0.00	0.00	0.00
Rogue Pressure Services Ltd.	16,869.00	16,869.00	0.00	0.00	0.00
Stewart Welding & Machine Inc	960.00	960.00	0.00	0.00	0.00
Urie Trucking, Inc.	2,470.00	2,470.00	0.00	0.00	0.00
Wyoming Analytical Laboratories Inc	150.00	150.00	0.00	0.00	0.00
W.C. Striegel, Inc	32,592.49	32,592.49	0.00	0.00	0.00
Urie Rock Company	1,725.46	1,725.46	0.00	0.00	0.00
Thru Tubing Solutions	1,264.05	1,264.05	0.00	0.00	0.00

	Days Past Due
Accounts Payable (continued) : Vendor	Balance at January 31, 2015	Current	0-30	31-60	61-90
KLX Energy Holdings LLC	10,495.58	10,495.58	0.00	0.00	0.00
Adler Hot Oil Service, LLC	20,034.10	6,211.60	13,822.50	0.00	0.00
Twin Guns Enterprise, LLC	1,345.00	1,345.00	0.00	0.00	0.00

Total Accounts Payable	$1,420,241.81	$1,277,022.00	$77,141.42	$62,209.70	$3,868.69

	Days Past Due
Professional Fees Payable: Vendor	Balance at January 31, 2015	Current	0-30	31-60	61-90
ARENT FOX LLP	$89,110.03	$—	$89,110.03	$—	$—
Wilmington Trust, National Association	9,768.61	—	9,768.61	—	—
Porter Hedges LLP	46,453.39	46,453.39	—	—	—
Vinson & Elkins L.L.P.	51,180.00	51,180.00	—	—	—
Burleson LLP[2]	72,808.58	39,552.33	33,256.25	—	—
Ernst & Young (USD)	429,825.83	429,825.83	—	—	—
FTI Consulting	74,752.26	74,752.26	—	—	—
GrantThornton (US)[2]	52,662.00	—	52,662.00	—	—
Blackhill Partners, LLC[2]	66,652.41	—	66,652.41	—	—

Total Professional Fees Payable	$893,213.11	$656,799.69	$641,763.81	$—	$—

	Days Past Due
Taxes Payable: Vendor	Balance at January 31, 2015	Current	0-30	31-60	61-90
City and County of Denver	$1,121.64	$1,121.64	$—	$—	$—

Total Taxes Payable	$1,121.64	$1,121.64	$—	$—	$—

Grand Total	$2,314,576.56	$1,919,907.45	$328,590.72	$62,209.70	$3,868.69

[1]	The invoices related to these outstanding payables balances were dated as due either on or prior to the date they were received by Endeavour thus the “past due” designation. The invoices will be paid in the ordinary course of business.
[2]	The “past due” balances outstanding with these respective professionals are due to invoice totals greater than the $50,000 monthly threshold allotted to ordinary course professional payments per month. The outstanding balances will continue to be paid based on these guidelines.

In re: Endeavour Operating Corporation, et al	Case No. 14-12308
Debtor	Reporting Period: 1/1/2015 – 1/31/2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$1,906,439.61
+ Amounts billed during the period	$920,931.96
- Amounts collected during the period	$489,543.00
Total Accounts Receivable at the end of the reporting period		$2,337,828.57
Accounts Receivable Aging
0 - 30 days old		$1,653,623.80
31 - 60 days old		$151,826.20
61 - 90 days old		$1,609.00
91+ days old		$530,769.57
Total Accounts Receivable		$2,337,828.57
Amount considered uncollectible (Bad Debt)		$0
Accounts Receivable (Net)		$2,337,828.57

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X